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                                  AMENDMENT NO. 1

                                         TO
                                MANAGEMENT AGREEMENT

          This Amendment No. 1 to the Management Agreement (this "Amendment") is made and entered into as of June __, 1998 by and among Burke Industries, Inc. (the "Company") and J.F. Lehman & Company, Inc. (the "Advisor"). Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Management Agreement (as defined below).

                                 W I T N E S S E T H

          WHEREAS, the Company and the Advisor entered into that certain Management Agreement dated as of August 20, 1997 (the "Agreement"), pursuant to which the parties agreed, among other things, that the Advisor shall be entitled to receive an Annual Fee for certain management services rendered by the Advisor to the Company in accordance with the terms of Section 1(b) of the Agreement;

          WHEREAS, the Company and the Advisor also entered into that certain Management Services Agreement dated as of June 18, 1998 (the "Management Services Agreement"), effective as of August 20, 1997, which sets forth in greater detail the management services to be provided by the Advisor to the Company and the fees to be paid to the Advisor in connection with the provision of those services; and

          WHEREAS, the Company and the Advisor now desire to amend the Agreement to delete Section 1(b) from the Agreement, effective as of August 20, 1997, and to replace the matters discussed therein with the Management Services Agreement.

          NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

          1. Section 1(b) of the Agreement is hereby amended in its entirety to read:

               "(b) Intentionally left blank."

          2. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

          3. Except as amended hereby, the Agreement shall continue in full force and effect.

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          IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment as of the date first above written.

                                    BURKE INDUSTRIES, INC.

                                    By: /s/ Rocco C. Genovese
                                       ---------------------------------
                                         Name: Rocco C. Genovese
                                         Title: President and Chief
                                                Executive Officer

                                    J.F. LEHMAN & COMPANY, INC.
                                    By: /s/ Donald Glickman
                                       ---------------------------------
                                    Name: Donald Glickman
                                         Title: Managing Principal